Exhibit 10.1

AMENDMENT NO. 1

This AMENDMENT NO. 1 (this “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of September 1, 2007 (the “Credit Agreement”), by and among H&E EQUIPMENT SERVICES, INC., a Delaware corporation (“H&E Delaware”), GREAT NORTHERN EQUIPMENT, INC., a Montana corporation (“Great Northern”) and H&E EQUIPMENT SERVICES (CALIFORNIA), LLC, a Delaware limited liability company (“H&E California” and together with H&E Delaware and Great Northern, each a “Borrower” and collectively, the “Borrowers”), the other credit parties named therein (the “Credit Parties”), the lenders named therein (the “Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity “GE Capital”) and as agent for the Lenders (in such capacity, the “Agent”), and BANK OF AMERICA, N.A., as syndication agent and documentation agent, is entered into as of November 7, 2007 by and among the Borrowers, the Lenders signatory hereto and Agent. Unless otherwise provided all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

R E C I T A L S:

WHEREAS, the Borrowers have informed Agent that from time to time on or before December 31, 2008, H&E Delaware intends to repurchase up to $100,000,000 of its outstanding publicly registered Stock (the “Stock Repurchase Transaction”);

WHEREAS, Section 6.14 of the Credit Agreement prohibits H&E Delaware from entering into the Stock Repurchase Transaction;

WHEREAS, the Borrowers have requested that the Requisite Lenders amend the Credit Agreement in certain respects as set forth below to permit H&E Delaware to enter into the Stock Repurchase Transaction; and

WHEREAS, Requisite Lenders are willing to agree to such request, but only on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof the Borrowers, the Lenders whose signatures appear below and Agent agree as follows:

Section 1.

AMENDMENTS

Subject to the satisfaction of the conditions to effectiveness referred to in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.4 of the Credit Agreement is amended by adding the text “and for the financing of Permitted Stock Repurchases” immediately following the text “general corporate needs” appearing therein.

(b) Section 6.14 of the Credit Agreement is amended by (i) deleting the text “provided, that in the case of clause (e) above no Default or Event of Default shall have occurred and be continuing or would result after giving effect to any Restricted Payment pursuant to clause (e) above” appearing in clause (g) thereof and inserting the text “provided, that in the case of this clause (e) no Default or Event of Default shall have occurred and be continuing or would result after giving effect to any Restricted Payment pursuant to this clause (e)” at the end of clause (e) thereof, (ii) replacing the word “and” at the end of clause (g) thereof with a comma and (iii) inserting the following text immediately following clause (h) thereof: “ and (i) Permitted Stock Repurchases”.

(c) Annex A of the Credit Agreement is amended by adding the following new definitions in their proper alphabetical places:

“‘Amendment No. 1’ means Amendment No. 1, dated November 7, 2007 among the Borrowers, the Requisite Lenders and the Agent.”

‘“Amendment No. 1 Effective Date’ means the Effective Date, as such term is defined in Amendment No. 1.”

“‘Permitted Stock Repurchase’ means a repurchase by H&E Delaware on or before December 31, 2008 of its outstanding publicly registered Stock, subject to the satisfaction of each of the following conditions: (i) at the time of such repurchase and after giving effect thereto, Excess Availability shall exceed an amount equal to $100,000,000 less the aggregate dollar amount of any such repurchases that have been made prior to such time; provided, that no such repurchase shall be permitted if Excess Availability at the time of such repurchase or after giving effect thereto will be less than $35,000,000, (ii) at the time of such repurchase and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (iii) the aggregate amount payable in connection with such repurchase, together with the aggregate amount paid or payable in connection with all previous and concurrent repurchases by H&E Delaware after the Amendment No. 1 Effective Date of its Stock in reliance on Section 6.14(i), does not exceed $100,000,000 in the aggregate.”

Section 2.

CONDITIONS TO EFFECTIVENESS

The amendments provided in Section 1(a) shall become effective at the date and time (the “Effective Date”) that (a) the Agent shall have received one or more counterparts of (i) this Amendment, executed and delivered by the Borrowers, the Requisite Lenders and Agent and (ii) the Consent and Reaffirmation in the form of Exhibit A hereto, executed and delivered by the Guarantors, and (b) there shall be no continuing Default or Event of Default (after giving effect to the amendments contemplated by this Amendment), and the representations and warranties of the Borrowers contained in this Amendment shall be true and correct in all material respects..

Section 3.

LIMITATION ON SCOPE

Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be amendments or waivers of or consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Credit Party requiring the consent of Agent or Lenders except to the extent specifically provided for herein. Agent and Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against any Credit Party for any existing or future Defaults or Events of Default.

Section 4.

MISCELLANEOUS

(a) Each Borrower hereby represents and warrants as follows:

(i)	this Amendment has been duly authorized and executed by such Borrower and is the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as (1) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors in general and (2) the availability of equitable remedies may be limited by equitable principles of general applicability; and

(ii)	such Borrower repeats and restates the representations and warranties of such Borrower contained in the Credit Agreement as of the Effective Date, except to the extent such representations and warranties relate to a specific date; provided that references to the “Credit Agreement” or “this Agreement” in such representations and warranties shall be deemed to be references to the Credit Agreement as amended pursuant to this Amendment.

(b) This Amendment is being delivered in the State of New York.

(c) Each Borrower ratifies and confirms that all Loan Documents remain in full force and effect notwithstanding the execution and delivery of this Amendment and that nothing contained in this Amendment shall constitute a defense to the enforcement of any Loan Document.

(d) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(e) This Amendment is a “Loan Document” and each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment”: Section 11.6, (Severability), Section 11.9 (Governing Law), Section 11.10 (Notices), Section 11.11 (Section Titles) Section 11.13 (Waiver of Jury Trial), Section 11.16 (Advice of Counsel) and Section 11.17 (No Strict Construction).

[Signature page is next page]

Witness the due execution hereof by the respective duly authorized officers of the undersigned of this Amendment as of the date first written above.

H&E EQUIPMENT SERVICES, INC.

By: /s/ Leslie S. Magee
Name: Leslie S. Magee
Title: CFO & Secretary

H&E EQUIPMENT SERVICES (CALIFORNIA), LLC

By: /s/ Leslie S. Magee
Name: Leslie S. Magee
Title: Secretary

GREAT NORTHERN EQUIPMENT, INC.

By: /s/ Leslie S. Magee
Name: Leslie S. Magee
Title: Secretary

GENERAL ELECTRIC CAPITAL CORPORATION,

as Agent and a Lender

By: /s/ Michael J. Cox
Name: Michael J. Cox
Title: SVP

BANK OF AMERICA, N.A.,

as a Lender

By: /s/ Edmundo Kahn
Name: Edmundo Kahn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC,

as a Lender

By: /s/ David P. Hill
Name: David P. Hill
Title: Vice President

REGIONS BANK,

as a Lender

By: /s/ Robert Wainright
Name: Robert Wainright
Title: V.P.

SOVEREIGN BANK,

as a Lender

By:
Name:
Title:

NORTH FORK BUSINESS CAPITAL CORPORATION,

as a Lender

By:
Name:
Title:

CONSENT AND REAFFIRMATION

Each of the undersigned (the “Guarantors”) hereby (i) acknowledges receipt of a copy of the Amendment No. 1, dated as of November 7, 2007 (“Amendment No. 1”), to the Second Amended and Restated Credit Agreement, dated as of September 1, 2007, among H&E Equipment Services, Inc., Great Northern Equipment, Inc., H&E Equipment Services (California), LLC (collectively, the “Borrowers”), the other Credit Parties named therein, the Lenders named therein, General Electric Capital Corporation, as Agent, and Bank of America, N.A., as Syndication Agent and Documentation Agent; (ii) consents to Borrowers’ execution and delivery thereof and approves and consents to the transactions contemplated thereby; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify or diminish in any respect whatsoever its obligations under its Guaranty and the other Loan Documents to which it is a party and reaffirms that such Guaranty is and shall continue to remain in full force and effect. This acknowledgement by the Guarantors is made and delivered to induce Agent and the Lenders to enter into the Amendment No. 1, and the Guarantors acknowledge that Agent and the Lenders would not enter into the Amendment No. 1 in the absence of the acknowledgements contained herein. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, Guarantors understand that Agent and the Lenders have no obligation to inform Guarantors of such matters in the future or to seek Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty. Capitalized terms used herein without definition shall have the meanings given to such terms in Amendment No. 1.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation on and as of the date of Amendment No. 1.

GNE INVESTMENTS, INC.

By: /s/ Leslie S. Magee
Name: Leslie S. Magee
Title: Secretary

H&E FINANCE CORP.

By: /s/ Leslie S. Magee
Name: Leslie S. Magee
Title: Secretary

H&E CALIFORNIA HOLDING, INC.

By: /s/ Leslie S. Magee
Name: Leslie S. Magee
Title: Secretary

H&E EQUIPMENT SERVICES (MID-ATLANTIC), INC.

By: /s/ Leslie S. Magee
Name: Leslie S. Magee
Title: Secretary